COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Commitments And Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 16. COMMITMENTS AND CONTINGENCIES

Commitments

(a) Operating Leases

We rent certain office premises, office equipment and automobile for operation use under lease agreements that expire at various dates through 2024. The following table sets forth our future aggregate minimum lease payments required under these operating leases, as of December 31, 2019:

(in US$ thousands)	Amount
2020	$504
2021	92
2022	1
2023	1
2024 and after	1
$599

Please refer to Note 8 for more information of our lease arrangements.

(b) License Agreements

We have contractual obligations under various license agreements to pay the licensors license fees and minimum guarantees against future royalties. There were no committed license fees and minimum guarantees against future royalties set forth in our significant license agreements as of December 31, 2019.

For a specific licensed game, we are committed to paying an incentive fee of $30 thousand to the licensor for every $500 thousand additional revenues generated from the game during the agreement period from January 2018 to January 2020. In January 2020, we entered an extension and amendment agreement to extend the term and modified certain provisions. The extension term commenced on January 27, 2020, and expires on January 26, 2022, and the incentive fee is $30 thousand for every $500 thousand additional revenues generated during the extension term.

Contingencies

We are subject to legal proceedings and claims that arise in the normal course of business.

On January 15, 2018, Ennoconn Corporation (“Ennoconn”) filed a complaint against one of our subsidiaries, GigaMedia Cloud Services Co., Ltd. (“GigaMedia Cloud”) in the Taiwan Taipei District Court. The complaint alleged that GigaMedia Cloud is obligated to pay Ennoconn NTD 79,477,648 (approximately $2,697,471) in connection with a transaction to purchase taximeters in 2015. GigaMedia Cloud filed an answer to the complaint denying Ennoconn’s allegations in the lack of factual and legal basis on March 1, 2018. On November 15, 2018, the Taiwan Taipei District Court determined that all of Ennoconn’s claims were without merit and made a judgment denying the complaint. On January 3, 2019, Ennoconn filed an appeal demanding the judgment which was entered in the District Court, to be reversed and amended. The civil court of the second instance, the Taiwan High Court, has conducted the session of the preparatory proceedings for several times during the past year. As a result, the Taiwan High Court ruled on January 8, 2020, that the decision of the Taiwan Taipei District Court should be partially modified and Ennoconn is entitled to NTD 27,084,180 (approximately $892,763). GigaMedia Cloud has filed another appeal with the Taiwan Supreme Court on February 4, 2020. GigaMedia Cloud accrued its best estimate for the ultimate resolution of this claim. On the other hand, pursuant to Taiwan’s Company Act, the shareholder of GigaMedia Cloud is limitedly liable for GigaMedia Cloud in an amount equal to the total value of shares subscribed. Therefore, we believe that the immediate parent company, the intermediate parent companies, as well as GigaMedia, the ultimate parent company, individually or collectively do not have obligations to absorb GigaMedia Cloud’s loss exceeding its net worth, amounting to approximately $100 thousand before such accrual, as of December 31, 2019, and accordingly, it will not have a material adverse effect on our financial condition, results of operations or cash flows.